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                                                                 Exhibit 1.1

                        CROWN CORK & SEAL COMPANY, INC.
                        CROWN CORK & SEAL FINANCE PLC
                        CROWN CORK & SEAL FINANCE S.A.

                                Debt Securities

                         Form of Underwriting Agreement
                         ------------------------------


          1.  Introductory.  Each of Crown Cork & Seal Company, Inc., a
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Pennsylvania corporation ("Crown"), Crown Cork & Seal Finance PLC ("Crown UK"),
a public limited company organized under the laws of England and Wales, and Crown Cork & Seal Finance S.A. ("Crown France"), a societe anonyme organized under the laws of the Republic of France, proposes to issue and sell from time to time certain of its debt securities registered under the registration statements referred to in Section 2(a) (the "Registered Securities"). Crown UK and Crown France are hereinafter referred to individually as a "Subsidiary Issuer" and collectively as the "Subsidiary Issuers". The Subsidiary Issuers, together with Crown, are hereinafter referred to individually as an "Issuer" and collectively as the "Issuers". All Registered Securities of any Subsidiary Issuer will be unconditionally guaranteed (the "Guarantees") as to payment of principal and any premium or interest by Crown, and all references to the "Guarantor" herein shall only refer to Crown acting in such capacity and only be applicable with respect to Registered Securities of any Subsidiary Issuer (or particular series thereof which are sold pursuant to the terms of this Agreement). The Registered Securities will be issued under an indenture, dated
as of             , 1996 (the "Indenture"), among each of the Issuers, the
Guarantor and The Bank of New York, as Trustee, in one or more series, which series may vary as to interest rates, maturities, currency of denomination, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Registered Securities being determined at the time of sale. Particular series of the Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale.

          The Registered Securities involved in any such offering are hereinafter referred to as the "Securities". The Issuer offering the Securities is hereinafter referred to as the "Company". The firm or firms which agree to purchase the Securities are hereinafter referred to as the
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                                                                               2

"Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in
Section 3 are hereinafter referred to as the "Representatives"; provided,
                                                                --------
however, that if the Terms Agreement does not specify any representative of the
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Underwriter, the term "Representatives", as used in this Agreement (other than in Section 2(b), 6 and the second sentence of Section 3), shall mean the Underwriters. Any Securities issued and sold by Crown UK in bearer form will be deposited with The Bank of New York, as Bearer Security Depositary, pursuant to
a bearer security depositary agreement, dated as of             , 1996 (the
"Bearer Security Depositary Agreement"), among Crown, Crown UK and the Bearer Security Depositary.

          2.  Representations and Warranties.  The Company and the Guarantor
              -------------------------------
represent and warrant to, and agree with, each Underwriter that:

          (a) Each of the Company and the Guarantor meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and a registration statement (No. 333-16869) on such form, including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission (the "Commission") and has become effective. Pursuant to Rule 429 under the Act, the prospectus also relates to securities registered under a prior registration statement of Crown (No. 33-56965). The registration statement referred to in the first sentence of this Section 2(a), as amended at the time of any Terms Agreement referred to in Section 3, is hereinafter referred to as the "Registration Statement", and the prospectus included in such Registration Statement, as supplemented as contemplated by Section 3 to reflect the terms of the Securities and the terms of offering thereof, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus".

          (b) On the effective date of the registration statement relating to the Registered Securities, such registration statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), as amended and did not include any untrue
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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement referred to in Section 3, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to any of the Issuers by any Underwriter through the Representatives, if any, specifically for use therein.

          3.  Purchase and Offering of Securities.  The obligation of the
              ------------------------------------
Underwriters to purchase the Securities will be evidenced by an exchange of telegraphic or other written communications (the "Terms Agreement") at the time the Company determines to sell the Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the principal amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and the terms of the Securities not already specified in the Indenture, including, but not limited to, interest rate, maturity, currency of denomination, and redemption provisions and any sinking fund requirements and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives and the Company and the Guarantor agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date"), the manner and place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Securities (the "Prospectus Supplement"). The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. Unless otherwise provided in the Terms Agreement, the Securities of Crown and Crown France delivered to the Underwriters on the
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Closing Date will be in definitive fully registered form, in such denominations and registered in such names as the Underwriters may request. Securities of Crown UK delivered to the Underwriters on the Closing Date will be in bearer form, in such denominations as the Underwriters may request, unless otherwise provided in the Terms Agreement.

          If the Terms Agreement provides for sale of Securities pursuant to delayed delivery contracts, the Company and the Guarantor authorize the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex 1 attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company and the Guarantor may authorize or approve. Delayed Delivery Contracts are to be with institutional investors including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company or the Guarantor, as the case may be, will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the principal amount of Securities to be sold pursuant to Delayed Delivery Contracts (the "Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company and the Guarantor execute and deliver Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate principal amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the principal amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company and the Guarantor. The Company and the Guarantor will advise the Representatives not later than the business day prior to the Closing Date of the principal amount of Contract Securities.

          4.  Certain Agreements of the Issuers and the Guarantor.  Crown agrees
              ----------------------------------------------------
with the several Underwriters that it will furnish to Cravath, Swaine & Moore, counsel for the Underwriters, one conformed copy of the registration statement relating to the Registered Securities, including all exhibits, in the form it became effective and of all amendments thereto, and each of the Company and the
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Guarantor, jointly and severally, agrees with the several Underwriters that, in connection with each offering of Securities:

          (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, subparagraph (5)) not later than the second business day following the execution and delivery of the Terms Agreement.

          (b) The Company and the Guarantor will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not, unless legally required to do so, effect such amendment or supplementation without the Representatives' consent; and the Company and the Guarantor will also advise the Representatives promptly of the filing of any such amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or the Prospectus to comply with the Act, the Company and the Guarantor promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

          (d) As soon as practicable, but not later than 16 months after the date of each Terms Agreement, Crown will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered
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Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of Crown's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which earnings statement will satisfy the provisions of Section 11(a) of the Act.

          (e) The Company and the Guarantor will furnish to the Representatives copies of the Registration Statement, including all exhibits, and so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested.

          (f) The Company and the Guarantor will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution of the Securities.

          (g) During the period of five years after the date of any Terms Agreement, Crown will furnish to the Representatives and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and Crown will furnish to the Representatives (i) as soon as available, a copy of each report or definitive proxy statement of Crown filed with the Commission under the Exchange Act, or mailed to stockholders, and (ii) from time to time, such other information concerning Crown as the Representatives may reasonably request.

          (h) Each of the Company and the Guarantor, jointly and severally, will pay all expenses incident to the performance of their obligations under this Agreement and will reimburse the Underwriters for any reasonable expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with qualification of the Registered Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Representatives may designate and the printing of memoranda relating thereto, for any fees charged
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by investment rating agencies for the rating of the Securities, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Registered Securities, if applicable, and for expenses incurred in distributing the Prospectus, any preliminary prospectuses and any preliminary prospectus supplements to Underwriters.

          (i) For a period beginning at the time of execution of the Terms Agreement and ending 10 days after the Closing Date, without the prior consent of the Representatives, the Company and the Guarantor will not offer, sell, contract to sell or otherwise dispose of any debt securities (other than the Securities) issued or guaranteed by the Company or the Guarantor and having a maturity of more than one year from the date of issue.

          5.   Conditions of the Obligations of the Underwriters.  The
               --------------------------------------------------
obligations of the several Underwriters to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor herein, to the accuracy of the statements of Crown officers made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their obligations hereunder and to the following additional conditions precedent:

          (a) Unless otherwise provided in the Terms Agreement, on the date of the Terms Agreement and at the Closing Date, the Representatives shall have received letters, dated respectively as of the date of the Terms Agreement and as of the Closing Date, of Price Waterhouse, confirming that they are independent certified public accountants with respect to Crown and its subsidiaries within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

          (i) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data,
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     pro forma financial information, and/or condensed financial statements derived from audited financial statements of Crown for the periods specified in such letters, as indicated in their reports attached to such letters, copies of which have been furnished to the Underwriters;

          (ii) On the basis of limited procedures, not constituting an audit in accordance with U.S. GAAP, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Crown and its subsidiaries, inspection of the minute books of the Board of Directors and the committees thereof of Crown and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of Crown and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                (A) the unaudited consolidated balance sheets and statements of income, cash flows and stockholders' equity included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations, or are not in conformity with U.S. GAAP applied on a basis substantially consistent with the basis for the audited consolidated balance sheets and statements of income, cash flows and stockholders' equity included or incorporated by reference in the Prospectus;

                (B) any other unaudited income statement or cash flow statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Prospectus;
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                                                                              9

                (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in paragraph (A) and any unaudited income statement or cash flow statement data and balance sheet items included in the Prospectus and referred to in paragraph (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Prospectus;

                (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock or minority interest in consolidated subsidiaries or any increase in the consolidated long-term debt of Crown and its subsidiaries, or any decreases in consolidated net current assets, net assets or stockholders' equity, or any changes in any other items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in paragraph (E) there were any decreases in consolidated net sales, operating income or income before minority interest, or the total or per share amounts of consolidated net income, or any changes in any other items specified by the Underwriters, in each case as compared with the comparable period of the
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                                                                              10

          preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur and which are described in such letter; and

                (G) certain sections of the Prospectus do not comply in all material respects with the disclosure obligations under Regulation S-K under the Exchange Act (e.g., "Selected Consolidated Financial
                                  ----
          Information" (Item 301)) if (i) the information disclosed may be obtained directly or indirectly from Crown's accounting records and
          (ii) such information can be evaluated against reasonable criteria established by the Commission;

        (iii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (i) and (ii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. GAAP standards, with respect to certain amounts, percentages and financial information specified by the Underwriters, which are derived from the general accounting records of Crown and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Crown and its subsidiaries and have found them to be in agreement.

          References to the Prospectus in this paragraph (a) include any supplement thereto at the date of the letter.

          (b) Unless otherwise provided in the Terms Agreement, on the date of the Terms Agreement and at the Closing Date, the Representatives shall have received letters, dated respectively as of the date of the Terms Agreement and as of the Closing Date, of Befec-Price Waterhouse, confirming that they are independent certified public accountants with respect to CarnaudMetalbox, a societe anonyme organized under the laws of the Republic of France and a wholly-owned subsidiary of Crown ("CarnaudMetalbox"), and its subsidiaries within the meaning
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of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

          (i) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, and/or condensed financial statements derived from audited financial statements of CarnaudMetalbox for the periods specified in such letter, as indicated in their reports attached to such letters, copies of which have been furnished to the Underwriters;

          (ii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (i) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. GAAP standards, with respect to certain amounts, percentages and financial information specified by the Underwriters, which are derived from the general accounting records of CarnaudMetalbox and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of CarnaudMetalbox and its subsidiaries and have found them to be in agreement.

          References to the Prospectus in this paragraph (b) include any supplement thereto at the date of the letter.

          (c) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge
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of the Company, the Guarantor or any Underwriter, shall be contemplated by the
Commission.

          (d) At any time before payment is made to the Company, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates for the U.S. dollar or exchange controls of the U.S. dollar and other applicable currencies as would, in the judgment of the Underwriters, in their view be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) subsequent to the execution and delivery of the Terms Agreement, (A) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or the Guarantor or their subsidiaries which, in the judgment of the Underwriters, materially impairs the investment quality of the Securities; (B) any downgrading in the rating of Crown's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any of Crown's debt securities (other than an announcement of a possible upgrading, with no implication of a possible downgrading, of such rating); (C) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such Exchange, or any suspension of trading of any securities of Crown on any exchange or in the over-the-counter market; (D) any banking moratorium declared by the United States Federal or New York authorities; or
(E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

          (e) The Underwriters shall have received an opinion, dated the Closing Date, of Dechert Price & Rhoads,
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counsel for the Company and the Guarantor, subject to such assumptions, limitations and qualifications as may be reasonably acceptable to the Underwriters, to the effect that:

          (i) Crown has been duly incorporated and is validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Prospectus;

         (ii) the Indenture has been duly authorized, executed and delivered by Crown and has been duly qualified under the Trust Indenture Act; the Securities of Crown have been duly authorized by Crown; any Securities of Crown other than any Contract Securities have been duly executed, issued and delivered by Crown; the Indenture, assuming due authorization, execution and delivery by the Trustee and the Subsidiary Issuers, constitutes, and the Securities of Crown other than any Contract Securities, when authenticated by the Trustee and sold pursuant to the Underwriting Agreement, will constitute, and any Contract Securities of Crown, when duly executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will constitute, valid and legally binding obligations of Crown and the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the legality and binding nature of obligations or agreements generally) and subject to public policy limitations with respect to any indemnification relating to securities laws called for thereunder; and the Securities other than any Contract Securities conform, and any Contract Securities, when so issued and delivered and sold, will conform, in all material respects to the description thereof contained in the Prospectus (subject to the matters discussed in the proviso to paragraph (ix));

        (iii) the Bearer Security Depositary Agreement has been duly authorized, executed and delivered by Crown,
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                                                                              14

     and, assuming due authorization, execution and delivery by the Bearer Security Depositary and Crown UK, constitutes a valid and legally binding obligation of Crown enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the legality and binding nature of obligations or agreements generally) and subject to public policy limitations with respect to any indemnification relating to securities laws called for thereunder;

         (iv) the Guarantees have been duly authorized, executed and delivered by the Guarantor, and constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the legality and binding nature of obligations or agreements generally);

         (v) no consent, approval, authorization or other action by or filing with any Pennsylvania, New York or United States Federal governmental agency or body or Pennsylvania, New York or United States Federal court having jurisdiction over the Company or the Guarantor is required to be obtained by the Company or the Guarantor in connection with the execution and delivery of the Terms Agreement (including the provisions of this Agreement) by the Company and the Guarantor or the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement), except such as have been obtained and made under the Act, the Exchange Act and the Trust Indenture Act and, in each case, the rules and regulations thereunder, and such as may be required pursuant to the undertaking in clause (3) of Item 17 of the
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                                                                              15

     Registration Statement and under foreign and state securities laws and blue sky laws, as to which such counsel need not express an opinion;

         (vi) the execution, delivery and performance by the Issuers (assuming due execution and delivery by the Subsidiary Issuers) and the Guarantor of the Indenture, the execution, delivery and performance by the Company (assuming due execution and delivery by any applicable Subsidiary Issuer) and the Guarantor of the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts and the issuance and sale of the Securities contemplated by the Terms Agreement (including the provisions of this Agreement) do not (a) conflict with or result in a violation of any of the provisions of the Articles of Incorporation or By-laws of Crown, (b) conflict with or violate in any material respect any Pennsylvania, New York or United States Federal law, rule or regulation, or, to such counsel's knowledge, any order, judgment or decree known to such counsel that is applicable to Crown or the Guarantor or any of their subsidiaries or by which any property or assets of the Company or the Guarantor or any of their subsidiaries is or may be bound (other than Federal or state securities or blue sky laws, other anti-fraud laws and fraudulent transfer laws and bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, as well as general equity principles (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines) as to which such counsel need not express any opinion) or (c) to such counsel's knowledge, result in a material breach of any of the terms or provisions of, or constitute a default under, any material loan or credit agreement, indenture, deed of trust, mortgage, note or other agreement or instrument known to such counsel to which the Company or the Guarantor or any of their subsidiaries is a party or by which any of them or any of their properties or assets is or may be bound; and Crown and the Guarantor have full corporate power and authority to authorize, issue and sell the Securities of Crown as contemplated by the Terms Agreement (including the provisions of this Agreement);
        (vii) the Registration Statement has become effective under the Act, and, to such counsel's knowledge, no stop order has been issued and no proceeding for that purpose is pending or threatened by the Commission;

        (viii) the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts have been duly authorized, executed and delivered by Crown; and

          (ix) the statements set forth in the Prospectus under the headings "Taxation--United States Income Tax Considerations" and "Taxation--Certain Pennsylvania Taxes", insofar as such statements constitute a summary of the legal matters referred to therein, fairly summarize in all material respects the matters therein described (it being understood such opinion addresses only the specific matters set forth therein and does not address other tax matters, including tax matters dealt with elsewhere in the Prospectus or Prospectus Supplement, including, without limitation, domestic or foreign tax withholding requirements or the status for U.S. Federal income tax purposes of Securities having a maturity of more than 40 years).

          In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, and the laws of the State of New York and the Commonwealth of Pennsylvania.

          Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date to the effect that (i) the Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Issuers prior to the Closing Date (other than the financial statements (including pro forma financial statements and notes to financial statements or pro forma financial statements) and related schedules and other financial, accounting or statistical information included in or excluded from the Registration Statement or the Prospectus, as to which such counsel need express no belief) appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations and (ii) such counsel participated in conferences with officers and representatives of the Company, the Guarantor, Price Waterhouse LLP, the Underwriters and Cravath, Swaine & Moore in connection with the preparation of the Registration Statement, and based on the foregoing and without assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or making any independent check or verification thereof (and relying as to factual matters upon the statements of officers and other representatives of the Company, the Guarantor and others), no facts have come to the attention of such counsel which lead them to believe that (I) the Registration Statement, as of its effective date and the date of the Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than the information omitted therefrom in reliance on Rule 430A), or (II) the Prospectus as amended or supplemented, as of its date and as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express a belief as to any financial statements (including pro forma financial statements and notes to financial statements or pro forma financial statements) and related schedules, and other financial, accounting or statistical information included in or excluded from the Registration Statement or the Prospectus.

           (f) The Underwriters shall have received an opinion, dated the Closing Date, of Titmuss Sainer Dechert, special United Kingdom counsel for Crown and Crown UK, subject to such assumptions, limitations and qualifications as may be reasonably acceptable to the Underwriters, to the effect that:

           (i) Crown UK has been duly organized and is validly existing under the laws of its applicable jurisdiction, with corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Prospectus;

          (ii) the Indenture has been duly authorized, executed and delivered by Crown UK; any Securities of Crown UK other than any Contract Securities of Crown UK have been duly executed, issued and delivered by Crown UK; the Indenture, assuming due authorization, execution and delivery by the Trustee, Crown and Crown France, constitutes, and any Securities of Crown UK other than any Contract Securities of Crown UK, when authenticated by the Trustee and sold pursuant to the Underwriting Agreement, will constitute, and any

     Contract Securities of Crown UK, when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will constitute, valid and legally binding obligations of Crown UK enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (iii) the Bearer Security Depositary Agreement has been duly authorized, executed and delivered by Crown UK, and, assuming due authorization, execution and delivery by the Bearer Security Depositary and Crown, constitutes a valid and legally binding obligation of Crown UK enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (iv) no consent, approval, authorization or other action by or filing with any United Kingdom governmental agency or United Kingdom court having jurisdiction over Crown UK is required to be obtained by Crown UK in connection with the execution and delivery of the Terms Agreement (including the provisions of this Agreement) by Crown UK or the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement), except such as have been obtained and made under United Kingdom law and such as may be required pursuant to foreign securities laws;

           (v) the execution, delivery and performance by Crown UK of the Indenture, the execution, delivery and performance by Crown UK of the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts of Crown UK and the sale of any Securities of Crown UK contemplated by the Terms Agreement (including the provisions of this Agreement) do not (a) conflict with or result in a violation of any of the provisions of the Memorandum or Articles of Association or By-laws of Crown UK, (b) conflict with or violate in any material respect any United Kingdom law, rule or regulation, or, to such counsel's knowledge, any order, judgment or decree known to such counsel that is applicable to Crown or Crown UK or by which any property or assets of Crown or Crown UK is or may be bound (other than fraudulent transfer laws and bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, as to which such counsel need not express any opinion) or (c) to such counsel's knowledge, result in a material breach of any of the terms or provisions of, or constitute a default under, any material loan or credit agreement, indenture, deed of trust, mortgage, note or other agreement or instrument known to such counsel to which Crown UK is a party or by which it or any of its properties or assets is or may be bound;

          (vi) the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts of Crown UK have been duly authorized, executed and delivered by Crown UK;

         (vii) the statements set forth in the Prospectus under the headings (A) "The Subsidiary Issuers--Enforceability of Certain Civil Liabilities" (to the extent such statements relate to Crown UK or United Kingdom law), and
     (B) "Description of Debt Securities and Guarantees--Limitations Affecting Security Holders" (to the extent such statements relate to Crown UK or United Kingdom law), insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly summarize, in all material respects, the matters or documents therein described (it being understood such opinion goes only to the specific matters addressed therein);

        (viii) the statements set forth in the Prospectus in the first three sentences of the second full paragraph under "Description of Debt Securities and Guarantees--Global Securities in Bearer Form--Issuance of Definitive Debt Securities" and under the heading "Taxation--United Kingdom Tax Considerations", insofar as such statements constitute a summary of the legal matters referred to therein, fairly summarize, in all material respects, the matters or documents therein described (it being understood such opinion goes only to the specific matters addressed therein);

          (ix) there is no United Kingdom stamp duty, value-added tax or any other tax or duty payable by or on behalf of the Underwriters, Crown UK or the Guarantor in connection with the authorization, issuance, sale and delivery of any Securities of Crown UK and the Guarantor's guarantee (the "Guarantee") thereof in the manner contemplated by the Terms Agreement (including the provisions of this Agreement);

           (x) in any action or proceeding arising out of the Terms Agreement (including the provisions of this Agreement), the Indenture, the Securities or any Guarantees in a United Kingdom court of competent jurisdiction, such court would uphold as a valid choice of law New York law as the proper law of the Terms Agreement (including the provisions of this Agreement), the Indenture, the Securities and any Guarantees except as otherwise provided herein or therein, if it is a bona fide choice and there are no reasons for avoiding such choice on grounds of public policy;

          (xi) the submission by Crown UK to the jurisdiction of any United States Federal or state court sitting in the County of New York and the designation of the law of the State of New York to apply to the Terms Agreement (including the provisions of this Agreement), the Indenture, the Securities and any Guarantees is, to the extent it constitutes a valid and binding obligation of Crown UK according to the applicable laws of the State of New York and the Federal laws of the United States, a valid and legally binding obligation of Crown UK;

         (xii) Crown UK has the power to submit, and has taken all necessary corporate action to submit, to the jurisdiction of any United States or New York State court in the Borough of Manhattan, The City of New York, New York, and to appoint CT Corporation System as its authorized agent for the purposes and to the extent described in Section 1.13 of the Indenture.

          In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the laws of the United Kingdom.

          (g) The Underwriters shall have received an opinion, dated the Closing Date, of Jeantet & Associes, special French counsel for Crown and Crown France, subject to such assumptions, limitations and qualifications as may be reasonably acceptable to the Underwriters, to the effect that:

           (i) Crown France has been duly organized and is validly existing under the laws of its applicable jurisdiction, with corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Prospectus;

          (ii) the Indenture has been duly authorized and delivered by Crown France; any Securities of Crown France other than any Contract Securities of Crown France have been duly executed and issued by Crown France; the Indenture, assuming due authorization, execution and delivery by the Trustee, Crown and Crown UK, constitutes, and any Securities of Crown France other than any Contract Securities of Crown France, when authenticated by the Trustee and sold pursuant to the Underwriting Agreement, will constitute, and any Contract Securities of Crown France, when executed, authenticated and issued in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will constitute, valid and legally binding obligations of Crown France enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (iii) no consent, approval, authorization or other action by or filing with any French governmental agency or French court having jurisdiction over Crown France is required to be obtained by Crown France in connection with the execution and delivery of the Terms Agreement (including the provisions of this Agreement) by Crown France or the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement), except such as have been obtained and made under French law and such as may be required pursuant to foreign securities laws;

          (iv) the execution, delivery and performance by Crown France of the Indenture, the execution, delivery and performance by Crown France of the Terms Agreement

     (including the provisions of this Agreement) and any Delayed Delivery Contracts of Crown France and the sale of any Securities of Crown France contemplated by the Terms Agreement (including the provisions of this Agreement) do not (a) conflict with or result in a violation of any of the provisions of the statuts of Crown France, (b) conflict with or violate in any material respect any French law, rule or regulation, or, to such counsel's knowledge, any order, judgment or decree known to such counsel that is applicable to Crown or Crown France or by which any property or assets of Crown or Crown France is or may be bound (other than fraudulent transfer laws and bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, as to which such counsel need not express any opinion) or (c) to such counsel's knowledge, result in a material breach of any of the terms or provisions of, or constitute a default under, any material loan or credit agreement, indenture, deed of trust, mortgage, note or other agreement or instrument known to such counsel to which Crown or Crown France is a party or by which it or any of its properties or assets is or may be bound;

           (v) the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts of Crown France have been duly authorized and executed by Crown France;

          (vi) the statements set forth or referred to in the Prospectus under the headings (A) "The Subsidiary Issuers--Enforceability of Certain Civil Liabilities" (to the extent such statements relate to Crown France or French law), and (B) "Description of Debt Securities and Guarantees-- Limitations Affecting Security Holders" (to the extent such statements relate to Crown France or French law), insofar as such statements constitute a summary of the legal matters or documents referred to therein, are, in all material respects, true and correct (it being understood such opinion goes only to the specific matters addressed therein);

         (vii) the statements set forth or referred to in the Prospectus under the heading "Taxation--French Tax Considerations", insofar as such statements constitute a summary of the legal matters referred to therein, are, in all material respects, true and correct (it being understood such opinion goes only to the specific matters addressed therein);

        (viii) there is no French stamp duty, value-added tax or any other tax or duty payable by or on behalf of the Underwriters, Crown France or the Guarantor in connection with the authorization, issuance, sale and delivery of any Securities of Crown France and the Guarantees thereof in the manner contemplated by the Terms Agreement (including the provisions of this Agreement);

          (ix) in any action or proceeding arising out of the Terms Agreement (including the provisions of this Agreement), the Indenture, the Securities or any Guarantees in a French court of competent jurisdiction, such court would give effect to the choice of New York law as the proper law of the Terms Agreement (including the provisions of this Agreement), the Indenture, the Securities and any Guarantees except as otherwise provided herein or therein;

           (x) the submission by Crown France to the jurisdiction of any United States Federal or state court sitting in the County of New York and the designation of the law of the State of New York to apply to the Terms Agreement (including the provisions of this Agreement), the Indenture, the Securities and any Guarantees is, to the extent it constitutes a valid and binding obligation of Crown France according to the applicable laws of the State of New York and the Federal laws of the United States, a valid and legally binding obligation of Crown France;

          (xi) Crown France has the power to submit, and has taken all necessary corporate action to submit, to the jurisdiction of any United States or New York State court in the Borough of Manhattan, The City of New York, New York, and to appoint CT Corporation System as its authorized agent for the purposes and to the extent described in Section 1.13 of the Indenture.

          In rendering such opinion, such counsel will state that their opinion is limited to matters governed by the laws of France.

          (h) The Underwriters shall have received an opinion, dated the Closing Date, of Richard L. Krzyzanowski,

Esq., Executive Vice President, General Counsel and Secretary to Crown, subject to such assumptions, limitations and qualifications as may be reasonably acceptable to the Underwriters,to the effect that:

           (i) each of Crown and its material subsidiaries listed on Schedule I hereto is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement; and each of Crown and such material subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on Crown and its subsidiaries, taken as a whole.

          (ii) no consent, approval, authorization or order of, or filing with, any United States Federal or Pennsylvania governmental agency or body or Pennsylvania court having jurisdiction over the Company or the Guarantor or any of their properties is required to be made by the Company or the Guarantor for the execution and delivery of the Terms Agreement (including the provisions of this Agreement) by the Company and the Guarantor or the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement), except such as have been obtained and made under the Act and the Trust Indenture Act and the Exchange Act and, in each case, the rules and regulations thereunder and such as may be required pursuant to the undertaking in clause (3) of Item 17 of the Registration Statement and under state securities laws and blue sky laws;

         (iii) the execution, delivery and performance by the Issuers (assuming due execution and delivery by the Subsidiary Issuers) and the Guarantor of the Indenture, the execution, delivery and performance by the Company (assuming due execution and delivery by any applicable Subsidiary Issuer) and the Guarantor of the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts and the sale of the Securities contemplated by the Terms Agreement (including the provisions of this Agreement), will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any United States Federal or Pennsylvania statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over Crown or the Guarantor, or any subsidiary thereof or any of their properties, or any material agreement or instrument to which Crown or the Guarantor or any subsidiary thereof is subject, or the Articles of Incorporation or By-laws of Crown or the Guarantor; and, to the best of such counsel's knowledge, neither the Company nor the Guarantor nor any of the material subsidiaries listed on Schedule 1 hereto is in violation of its Articles of Incorporation or Certificate of Incorporation or By-laws, or in material default under any material agreement, indenture or instrument; and

          (iv) except as disclosed in or incorporated by reference in the Registration Statement, there is no action, suit or proceeding which has been served upon Crown or any of its subsidiaries or of which any of their properties or assets is the subject that is now pending, or to such counsel's knowledge, overtly threatened, against or affecting the Company or any of its subsidiaries or any of their properties or assets that, if adversely determined, would have a material adverse effect on Crown or its subsidiaries, taken as a whole; and such counsel is not aware of any material contracts or other material documents or legal or governmental proceedings which are required to be filed as exhibits to the Registration Statement by the Act or the Exchange Act which have not been so filed;

          In rendering such opinion, such counsel may state that his opinion is limited to matters governed by the Federal laws of the United States of America and laws of the Commonwealth of Pennsylvania.

          Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date to the effect that (a) each document filed by Crown under the Exchange Act and incorporated by reference in the Registration Statement and each amendment or supplement thereto, as of their respective dates or as of the date of any such amendment or supplement thereto, (other than the financial statements (including pro forma financial statements and notes to financial statements or pro forma financial statements) and related schedules and other financial, accounting or statistical information included in or excluded from such documents, as to which such counsel need not express an opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder and (b) no facts have come to the attention of such counsel which lead him to believe that (I) the Registration Statement as of its effective date and as of the date of the Terms Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than the information omitted therefrom in reliance on Rule
430A), or (II) the Prospectus as amended or supplemented, as of its date and as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express a belief as to any financial statements (including pro forma financial statements and notes to financial statements or pro forma financial statements) and related schedules, and other financial, accounting or statistical information included in or excluded from the Registration Statement or the Prospectus.

           (i) The Underwriters shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of Crown, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon matters. In rendering such opinion, Cravath, Swaine & Moore may rely as to the incorporation of Crown and all other matters governed by Pennsylvania law upon the opinion of Dechert Price & Rhoads referred to above.

           (j) The Underwriters shall have received a certificate, dated the Closing Date, of the President or any Vice-President and a principal financial or accounting officer of Crown in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company and the Guarantor in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, that the Company and the Guarantor have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the financial position or results of operations of the Company or the Guarantor and their subsidiaries except as set forth in or contemplated by the Prospectus.

          The Company and the Guarantor will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

          6.  Indemnification and Contribution.  (a)  The Company and the
              ---------------------------------
Guarantor will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that such indemnity with respect to the Prospectus shall not
--------  -------
inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased Securities which are the subject thereof to the extent that any such loss, claim, damage or liability results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act, if copies thereof have been previously furnished to such Underwriter by or on behalf of the Company or the Guarantor; provided, further, that the Company and the Guarantor will not be
           --------  -------
liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of (A) the last paragraph of text on the cover page of the Prospectus Supplement concerning the terms of the offering by the Underwriters, (B) the first paragraph on page S-3 of the Prospectus Supplement concerning over-allotment and stabilization by the Underwriters and (C) the text under the caption "Underwriting" in the Prospectus Supplement (collectively, the "Underwriters' Information").

          (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the Underwriters' Information, and will reimburse any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          (d)  If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission of alleged omission to state a
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                                                                              30

material fact relates to information supplied by the Company or the Guarantor on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company and the Guarantor under this Section shall be in addition to any liability which the Company or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company or the Guarantor, to each officer of the Company or the Guarantor who has signed the Registration Statement and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

          7.  Default of Underwriters.  If any Underwriter or Underwriters
              ------------------------
default in their obligations to purchase Securities under the Terms Agreement and the aggregate principal amount of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Securities, the Representatives may make arrangements
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                                                                              31

satisfactory to the Company and the Guarantor for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments under this Agreement and the Terms Agreement, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Securities and arrangements satisfactory to the Representatives and to the Company and the Guarantor for the purchase of such Securities by other persons are not made within 36 hours after such default, such Terms Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Company or the Guarantor, except as provided in
Section 8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. The respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the principal amount of the Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company and the Guarantor.

          The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement specifies that such obligations and agreements will not apply.

          8.  Survival of Certain Representations and Obligations.  The
              ----------------------------------------------------
respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, the Guarantor or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Guarantor or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If the Terms Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Securities by the Underwriters under the Terms Agreement is not consummated, the Company and the Guarantor shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 4 and the respective obligations of the Company, the Guarantor and the Underwriters pursuant to Section 6 shall remain in effect. If this Agreement is terminated by the Underwriters by reason of (a) a breach of a representation, warranty or agreement by the Company or the Guarantor contained in this Agreement or (b) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or the Guarantor or their subsidiaries taken as a whole which materially impairs the investment quality of the Securities, the Company or the Guarantor will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

          9.  Notices.  All communications hereunder will be in writing and, if
              --------
sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them at their addresses furnished to the Company and the Guarantor in writing for the purpose of communications hereunder or, if sent to Crown, will be mailed, delivered or telegraphed and confirmed to it at 9300 Ashton Road, Philadelphia, Pennsylvania 19136, Attention: Vice President and Treasurer, or, if sent to Crown UK, will be mailed, delivered or telegraphed and confirmed to it at Downsview Road, Wantage, Oxon, United Kingdom OX12 9BL, or, if sent to Crown France, will be mailed, delivered or telegraphed and confirmed to it at Le Colisee I, rue Fructidor, 75830 Paris Cedex 17, France.

          10. Successors.  This Agreement will inure to the benefit of and be
              -----------
binding upon the Company and the Guarantor and such Underwriters as are identified in Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

          11. Applicable Law.  This Agreement and the Terms Agreement shall be
              ---------------
governed by, and construed in accordance with, the laws of the State of New
York.